SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 OCTOBER 1, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form that the registrant deems of importance to security holders.

     On October 1, 2002 registrant issued a press release entitled "Halliburton Announces Third Quarter Conference Call."

     A copy of the press release is attached hereto as an Exhibit.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)   Exhibits.

           Exhibit 99 - Press release dated October 1, 2002.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALLIBURTON COMPANY




Date:     October 1, 2002         By: /s/ Susan S. Keith
                                     ---------------------------------------
                                          Susan S. Keith
                                          Vice President and Assistant Secretary









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                                  EXHIBIT INDEX



Exhibit                                               Sequentially
Number             Description                        Numbered Page

99                 Press Release of                   5 of 5
                   October 1, 2002
                   Incorporated by Reference











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